EXHIBIT 8
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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
         PURSUANT TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Four Seasons Hotels Inc. on Form 40-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Isadore Sharp, Chief Executive Officer of Four Seasons Hotels Inc., certify, pursuant to 18 U.S.C. ss. 1350,as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complied with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Four Seasons Hotels Inc.

Dated:  April 19, 2004                                /s/  Isadore Sharp
                                                      --------------------------
                                                      Isadore Sharp
                                                      Chief Executive Officer





          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Four Seasons Hotels Inc. on Form 40-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas L. Ludwig, Chief Financial Officer of Four Seasons Hotels Inc., certify, pursuant to
18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complied with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Four Seasons Hotels Inc.

Dated:  April 19, 2004                                /s/  Douglas L. Ludwig
                                                      --------------------------
                                                      Douglas L. Ludwig
                                                      Chief Financial Officer